SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 7, 2005 (December 9, 2004)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

I.              Named Executive Officer Compensation.  On December 9, 2004, the Compensation Committee (the “Committee”) of the Board of Directors of Waddell & Reed Financial, Inc. (the “Company”) approved the annual base salaries (effective as of January 1, 2005) of the Company’s executive officers.  The following table sets forth the annual base salaries of the Company’s Chief Executive Officer and the next four most highly compensated officers (collectively, the “Named Executive Officers”) for 2005:

Named Executive Officer	Salary

Keith A. Tucker Chairman and Chief Executive Officer	$800,016

Henry J. Herrmann President and Chief Investment Officer	$800,000

Thomas W. Butch Senior Vice President and Chief Marketing Officer	$400,000

Michael D. Strohm Senior Vice President and Chief Operations Officer	$350,000

John E. Sundeen, Jr. Senior Vice President and Treasurer	$350,000

The Company has adopted a supplemental executive retirement plan (the “SERP”) pursuant to which participants’ accounts are credits with (1) an amount equal to 4% of his or her base salary, less the amount of any employer matching contribution made on the participant’s behalf under the Company’s 401(k) plan, and (2) a non-formula award, as determined by the Committee in its discretion.  For 2004, the Committee designated Messrs. Tucker and Herrmann as participants of the SERP and awarded a non-formula award of $300,000 to each participant.

II.            2004 Executive Incentive Awards.    Pursuant to the Company’s 2003 Executive Incentive Plan, as amended (the “EIP”), eligible participants may receive (1) an annual incentive award of cash, and (2) an annual incentive award of restricted stock, both based upon the annual financial performance of the Company.

A.            Cash Awards.  On December 9, 2004, the Committee authorized the payment of annual cash incentive (i.e., bonus) awards based on the Company’s financial performance for the year ended December 31, 2004 to executive officers participating in the EIP.  These annual incentive awards were determined based on performance goals established in March 2004.  As permitted by the EIP, the Committee exercised its discretion to reduce the amount of the cash awards payable to the participants, but in accordance with the EIP, these reductions did not increase the award amounts for any other participant.  The following table sets forth the annual cash incentive awards to the Named Executive Officers for 2004 performance:

Named Executive Officer	Cash Award Amount

Keith A. Tucker Chairman and Chief Executive Officer	$1,200,000

Henry J. Herrmann President and Chief Investment Officer	$1,200,000

Thomas W. Butch Senior Vice President and Chief Marketing Officer	$450,000

Michael D. Strohm Senior Vice President and Chief Operations Officer	$450,000

John E. Sundeen, Jr. Senior Vice President and Treasurer	$400,000

Pursuant to the Company 1998 Executive Deferred Compensation Plan, as amended and restated, eligible executives may elect, prior to payment thereof, to defer all or a portion of their salary and/or annual cash incentive award into an interest-bearing account and to subsequently, within a limited time period, elect to convert all or a portion of such deferred compensation into restricted stock of the Company in lieu of cash.  Additionally, the Compensation Committee may, in its sole discretion, direct that all or a portion of the cash incentive award payments payable under the EIP be paid in restricted stock.  Pursuant to such discretion, the Committee directed that 10% of the above referenced cash incentive awards for Messrs. Butch, Strohm and Sundeen be paid in restricted stock on April 2, 2005.  Awards granted pursuant to an executive’s election or the Committee’s direction are granted in accordance with the form of restricted stock agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

B.            Restricted Stock Awards.  On March 1, 2005, the Committee authorized the payment of the annual incentive awards of restricted stock based on the Company’s financial performance for the year ended December 31, 2004 to executive officers participating in the EIP.  These annual incentive awards were determined based on performance goals established in March 2004.  As permitted by the EIP, the Committee exercised its discretion to reduce the amount of the restricted stock awards payable to the participants, but in accordance with the EIP, the reductions did not increase the restricted stock award amounts for any other participant.  The following table sets forth the annual restricted stock awards for the Named Executive Officers for 2004 performance:

Named Executive Officer	Restricted Stock Award

Keith A. Tucker Chairman and Chief Executive Officer	75,000 shares

Henry J. Herrmann President and Chief Investment Officer	75,000 shares

Thomas W. Butch Senior Vice President and Chief Marketing Officer	30,000 shares

Michael D. Strohm Senior Vice President and Chief Operations Officer	25,000 shares

John E. Sundeen, Jr. Senior Vice President and Treasurer	25,000 shares

These shares will be granted on April 2, 2005 pursuant to the Company 1998 Stock Incentive Plan, as amended and restated, (the “SIP”) in accordance with the form of restricted stock agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

III.           Non-Employee Director Compensation.  On December 9, 2004, the Committee approved the compensation to be paid to each non-management director of the Board (“Outside Directors”) with respect to service on the Board for 2005.  A summary describing the elements of such compensation is filed as Exhibit 10.3 attached hereto and incorporated herein by reference.  Compensation approved included an annual retainer of $40,000, meeting fees of $2,000 for each Board meeting attended, and $1,500 for each committee meeting attended (the Chairman of each committee receives an additional $500 per committee meeting).  Additionally, for each Outside Director the Committee approved an annual formula-based award of 1,500 shares of restricted stock and a discretionary, non-formula based award of an additional 2,000 shares of restricted stock.  These shares were granted on January 3, 2005 pursuant to the SIP, in accordance with the form of restricted stock agreement attached hereto as Exhibit 10.4 and incorporated herein by reference.  Outside Directors are also reimbursed for travel and lodging expenses incurred in attending meetings, but are not compensated for the execution of written consents in lieu of Board or committee meetings.

At their election, Outside Directors are also eligible to participate in the Company’s group health insurance plan, a portion of the premiums for which are paid by the Company.  Additionally, Outside Directors may annually elect to defer their annual compensation into an interest-bearing account under the Company’s 1998 Non-Employee

Director Stock Award Plan, as amended, which may subsequently be converted into restricted stock in accordance with the form of restricted stock agreement attached hereto as Exhibit 10.5 and incorporated herein by reference.

IV.           2005 Performance Goals.  On March 1, 2005, the Committee adopted performance goals under the EIP for the Company’s 2005 fiscal year, pursuant to which incentive awards of cash and restricted stock may be awarded to the participants upon the achievement of these goals.  The 2005 performance goals are attached hereto as Exhibit 10.6 and incorporated herein by reference.  The cash awards for each participant will be calculated as a designated percentage (ranging from 4.5% to 24%) of the aggregate cash incentive award amount, which amount is equal to four percent of the Company’s 2005 adjusted operating income.  The restricted stock award for each participant will be calculated as a designated percentage (ranging from 4.5% to 24%) of the aggregate restricted stock award amount available for issuance to all participants based upon the attainment of a targeted 2005 adjusted return on equity.  The Committee, in its discretion, designates the executive officers of the Company that are eligible to receive incentive awards pursuant to the EIP, as well as sets the percentage of the incentive award each participant is entitled to earn upon achievement of the performance goals. Additionally, the Committee reserves the right to reduce or eliminate entirely the amount of incentive award payable to any participant in its discretion, but any such reduction may not increase the award of another participant.  For fiscal year 2005, the Committee has designated that the Named Executive Officers be eligible for the following maximum percentages of the total award amounts:  Messrs. Tucker, Herrmann, Butch, Strohm and Sundeen are eligible to receive 24%, 24%, 9.5%, 9.5% and 9.5%, respectively.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

10.1                           Form of Restricted Stock Award Agreement for awards pursuant to the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award, as amended and restated.

10.2                           Form of Restricted Stock Award Agreement for awards to Employees pursuant to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated.

10.3                           Summary of Non-Employee Director Compensation.

10.4                           Form of Restricted Stock Award Agreement for awards to Non-Employee Directors pursuant to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated.

10.5                           Form of Restricted Stock Award Agreement for awards pursuant to the Waddell & Reed Financial, Inc. 1998 Non-Employee Director Stock Award Plan, as amended.

10.6                           2005 Performance Goals established pursuant to the Company 2003 Executive Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: March 7, 2005	By:	/s/ Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement for awards pursuant to the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award, as amended and restated.
10.2	Form of Restricted Stock Award Agreement for awards to Employees pursuant to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated.
10.3	Summary of Non-Employee Director Compensation.
10.4	Form of Restricted Stock Award Agreement for awards to Non-Employee Directors pursuant to the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated.
10.5	Form of Restricted Stock Award Agreement for awards pursuant to the Waddell & Reed Financial, Inc. 1998 Non-Employee Director Stock Award Plan, as amended.
10.6	2005 Performance Goals established pursuant to the Company 2003 Executive Incentive Plan, as amended.